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                                                                       Exhibit 1
Directors and Executive Officers of DVI, Inc.:

      NAME              POSITION                 PRINCIPAL OCCUPATION     PRINCIPAL BUSINESS IN
                                                 AND BUSINESS ADDRESS     WHICH SUCH EMPLOYMENT
                                                                             IS CONDUCTED
Gerald L. Cohn          Director                 Private investor and     Private investor and
                                                 consultant.  Director    consultant.
                                                 of Niagara Steel
                                                 Corporation and
                                                 Diametrics Medical
                                                 Company and an
                                                 employee of DVI.  Mr.
                                                 Cohn is the father of
                                                 Cynthia J. Cohn, a
                                                 Vice President of DVI.
                                                 DVI, 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

John E. McHugh          Director                 Former President and     James McHugh
                                                 current employee of      Construction Company
                                                 James McHugh             is a construction
                                                 Construction Company.    company.
                                                 DVI, 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

Michael A. O'Hanlon     Director and Chief       Chief Executive          DVI is a specialty
                        Executive Officer        Officer of DVI.  DVI,    finance company.
                                                 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

Nathan Shapiro          Director                 Founder and President    SF Investments, Inc. is
                                                 of SF Investments,       a registered
                                                 Inc., director and       broker/dealer.
                                                 Chairman of the
                                                 Investment Committee
                                                 of Baldwin & Lyons,
                                                 Inc., a publicly
                                                 traded property and
                                                 casualty insurance
                                                 company and trustee
                                                 for Allegheny Funds, a
                                                 family of mutual funds
                                                 sponsored by Chicago
                                                 Trust Company.  DVI,
                                                 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

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
      NAME              POSITION                 PRINCIPAL OCCUPATION     PRINCIPAL BUSINESS IN
                                                 AND BUSINESS ADDRESS     WHICH SUCH EMPLOYMENT
                                                                             IS CONDUCTED

William S. Goldberg     Director                 Managing Director of     GKH Partners, L.P. is
                                                 GKH Partners, L.P. and   a private equity
                                                 is the current or        investment and venture
                                                 former director and/or   capital partnership.
                                                 executive officer of
                                                 several
                                                 privately-owned
                                                 companies controlled
                                                 by GKH Partner, L.P.
                                                 DVI, 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

Steven R. Garfinkel     Executive Vice           Executive Vice           DVI is a specialty
                        President and Chief      President and Chief      finance company.
                        Financial Officer        Financial Officer of
                                                 DVI.  DVI, 2500 York
                                                 Road, Jamison,
                                                 Pennsylvania 18929.

Richard E. Miller       Executive Vice           Executive Vice           DVI is a specialty
                        President                President.  DVI, 2500    finance company.
                                                 York Road, Jamison,
                                                 Pennsylvania 18929.

Jozef J.M. Osten        Executive Vice           Executive Vice           DVI is a specialty
                        President and            President.  DVI,         finance company.
                        President, DVI Europe    2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

Anthony J. Turek        Executive Vice           Executive Vice           DVI is a specialty
                        President and Chief      President and Chief      finance company.
                        Credit Officer           Credit Officer.  DVI,
                                                 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

John P. Boyle           Vice President and       Vice President and       DVI is a specialty
                        Chief Accounting         Chief Accounting         finance company.
                        Officer                  Officer.  DVI,
                                                 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

Melvin C. Breaux        Vice President,          Vice President,          DVI is a specialty
                        Secretary and General    Secretary and General    finance company.
                        Counsel                  Counsel.  DVI,
                                                 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929.

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
      NAME              POSITION                 PRINCIPAL OCCUPATION     PRINCIPAL BUSINESS IN
                                                 AND BUSINESS ADDRESS     WHICH SUCH EMPLOYMENT
                                                                             IS CONDUCTED
Cynthia J. Cohn         Vice President and       Vice President.          DVI is a specialty
                        Executive Vice           Ms. Cohn is the          finance company.
                        President, DVI           daughter of Gerald L.
                        Business Credit Corp.    Cohn, a director of
                                                 DVI. DVI, 2500 York Road
                                                 Jamison, Pennsylvania
                                                 18929.

Directors and Executive Officers Of DVI Financial Services Inc.:

         NAME                  POSITION           PRINCIPAL OCCUPATION     PRINCIPAL BUSINESS IN
                                                  AND BUSINESS ADDRESS     WHICH SUCH EMPLOYMENT
                                                                               IS CONDUCTED
Gerald L. Cohn          Director                 Private investor and     Private investor and
                                                 consultant.  Director    consultant.
                                                 of Niagara Steel
                                                 Corporation and
                                                 Diametrics Medical
                                                 Company and an
                                                 employee and director
                                                 of DVI, Inc.  Mr. Cohn
                                                 is the father of
                                                 Cynthia J. Cohn, a
                                                 Vice President of DVI,
                                                 Inc.  DVI, 2500 York
                                                 Road, Jamison,
                                                 Pennsylvania 18929.

Michael A. O'Hanlon     Director and Chief       Chief Executive          DVI Financial is a
                        Executive Officer        Officer of DVI           specialty finance
                                                 Financial and Chief      company.
                                                 Executive Officer of
                                                 DVI, Inc.  DVI, 2500
                                                 York Road, Jamison,
                                                 Pennsylvania 18929.

Steven R. Garfinkel     Executive Vice           Executive Vice           DVI Financial is a
                        President and Chief      President and Chief      specialty finance
                        Financial Officer        Financial Officer of     company.
                                                 DVI Financial and
                                                 Executive Vice
                                                 President and Chief
                                                 Financial Officer of
                                                 DVI, Inc.  DVI, 2500
                                                 York Road, Jamison,
                                                 Pennsylvania 18929.

Richard E. Miller       President                President of DVI         DVI Financial is a
                                                 Financial and            specialty finance
                                                 Executive Vice           company.
                                                 President of DVI, Inc.
                                                 DVI, 2500 York Road,
                                                 Jamison, Pennsylvania
                                                 18929

Anthony J. Turek        Executive Vice           Executive Vice           DVI Financial is a
                        President and Chief      President and Chief      specialty finance
                        Credit Officer           Credit Officer of DVI    company.
                                                 Financial and
                                                 Executive Vice
                                                 President and Chief
                                                 Credit Officer of DVI,
                                                 Inc.  DVI, 2500 York
                                                 Road, Jamison,
                                                 Pennsylvania 18929.